KINGS ROAD
Entertainment
468, N. Camden Drive
Beverly Hills, CA 90210
Tel: (310) 278 9975
e-Mail: info@kingsroadentertainment.net
www.kingsroadentertainment.net

United States
Securities and Exchange Commission

Washington, DC 20549

Confirmation

Dear Sir / Madam,

In connection with responding to your comments, for example your letter from June 15th 2007, I hereby confirm and acknowledge that the company, Kings Road Entertainment Inc, is responsible for the adequacy and accuracy of the disclosures being made in the filings; that your staff comments or changes in disclosure in response to staff comments in the filings reviewed by the staff do not foreclose the commission from taking any action with regard to the filing; and that the company may not assert staff comments as a defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States.

Yours Sincerely

Philip Holmes
President
Kings Road Entertainment Inc.